[Montgomery Street Income Securities logo]

Montgomery Street
Income Securities

Annual Report

December 31, 2001

[Scudder Investments logo]

Letter to Stockholders

101 California Street, Suite 4100
San Francisco, CA 94111
(800) 349-4281

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "fund") produced a total return based on net asset value (NAV) of 8.49 percent for the 12-month period ended December 31, 2001. The total NAV return of the fund outperformed the unmanaged Lehman Brothers Aggregate Bond Index, a benchmark we use for comparative purposes, which posted a return of 8.44 percent for the period. The return of the fund's NYSE-traded shares was 14.57 percent. The fund has beaten the average return of funds in its Lipper peer group (Closed End Corporate Debt Funds BBB-Rated) over the one-, three-, five-, and 10-year periods.1

1 The fund ranked 8, 4, 6, and 5 for the 1-, 3-, 5-, and 10- year periods as of December 31, 2001. There were 14, 14, 14, and 13 funds, respectively, in Lipper's Closed End Corporate Debt Funds BBB-Rated category in these periods. Performance includes reinvestment of any dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of December 31, 2001.

The December 31, 2001 NAV per share was $19.00, compared to $19.57 on September 30, 2001 and $18.83 on December 29, 2000. The fund's market price stood at $18.53 at year-end, compared to $18.34 on September 30 and $17.38 one year ago. The market price discount of the shares, as a percentage of NAV, was 2.5 percent on December 31. The fund paid a dividend of $0.34 on October 31 and a second dividend of $0.34 on December 31.

Economic Conditions and Market Performance

By any measurement, 2001 was a difficult year for the U.S. economy: industrial production weakened considerably, corporate profits slowed, unemployment approached 6 percent, and consumer confidence declined sharply. Additionally, the September 11 terrorist attacks dealt a severe shock to an economy that was already teetering on the brink of a recession. As a result of these factors, the Federal Reserve was extremely aggressive in cutting short-term interest rates. At the beginning of 2001, the Federal Funds Rate stood at 6.50 percent, but the Fed subsequently slashed rates 11 times over the course of the year, bringing rates to 1.75 percent by the end of December. This marked the lowest Fed Funds Rate in forty years.

The sharp drop in interest rates provided a significant boost to short-term bonds. Over the full calendar year, the yield on the 2-year Treasury note plunged from 5.09 percent to 3.02 percent as its price rose. At the same time, the yield on the 10-year note only fell from 5.11 percent to 5.05 percent while the 30-year bond was virtually unchanged. As a result, the yield curve shifted dramatically. While at the end of 2000 the curve was inverted (meaning short-term rates were higher than long-term rates), the curve regained its normal shape and steepened sharply by the end of 2001.

Another notable characteristic of the Treasury market in recent months has been its extreme volatility. Yields plunged in September and October, as fears of a post-September 11 recession and the U.S. Treasury's announcement that it will cease issuing 30-year bonds sparked a flurry of buying. However, yields subsequently soared in November and December as hopes for an economic recovery - along with a surging stock market - made the Treasury market less attractive.

Treasury Yield Curve: Recent History
-- 12/31/01 - - - 12/29/00

Source: Zurich Scudder Investments, Inc.

Performance is historical and does not guarantee future results.

Corporate bonds provided a choppy performance due to concerns of how a weaker economy would affect the health of corporations (and hence their perceived ability to pay interest on their bonds), but over the full year corporates outperformed Treasuries. The high-yield sector, which was plagued by concerns of rising default rates and troubles in the technology and telecommunications sectors, underperformed investment-grade issues by a wide margin despite a strong showing in October and November.

Portfolio Performance and Strategy

We are pleased with the fund's performance during 2001, as it delivered strong returns on both an absolute and a relative basis. The most important factor in its strong showing was our avoidance of any significant credit problems during a year in which "blow-ups" among individual issues were plentiful. This allowed the fund to capture the strong income potential of high yield issues without being hurt by the risks so prevalent in the sector over the past year. Performance was also helped by our avoidance of the airline and alternative energy/utilities sectors. Overall, the portfolio's position in corporates is well diversified across all industries, and is spread among a wide variety of individual securities. As of December 31, the average credit quality of the portfolio as a whole was A, which is high on a historical basis.

Performance was helped by the portfolio's position in asset-backed securities and government agency notes, both of which provided attractive yields without adding to the portfolio's credit risk. We believe these sectors continue to offer a constructive balance of risk and return.

The fund continues to hold a position in mortgage-backed securities through the use of leverage, or borrowed, money. This allows us to earn the difference between the rate at which we borrow and the rate we earn on the fund's mortgage-backed holdings. During the most recent quarter, this strategy earned an extra 1.9 cents of income for the fund without adding significantly to its credit risk.

The portfolio's duration (interest rate sensitivity) stood at 6.2 years on December 31, which is higher than normal and above its 5.7 level of June 30. This was a result of our decision to increase duration in late September. While the decision to raise duration initially helped performance when the long end of the yield curve rallied in late October, it ultimately proved to be a negative when yields soared in the final two months of the year. Additionally, performance was hurt by our decision to raise the portfolio's credit quality in late September, just before lower quality issues staged a rally. We view these concurrent strategic decisions as our most significant missteps of the year.

Sector Distribution

As of December 31, 2001.

Holdings are subject to change.

Quality Distribution

As of December 31, 2001.

Holdings are subject to change.

* Cash includes other receivables and payables.

Outlook

Looking ahead, we believe longer-term bonds should perform well in an environment of moderate growth and low inflation, while shorter-term bonds should be less attractive on a relative basis. For that reason, we intend to keep both the portfolio's duration and our placement of securities along the yield curve on the long side. However, we are prepared to reduce its duration should this position begin to work against us in the early part of 2002.

We will also be looking for opportunities to take advantage of any price weakness in corporates to add marginally to the portfolio's position in that sector, particularly in the high-yield area. We believe that spreads will tighten in the months ahead, by virtue of either falling Treasury prices, rising corporate prices, or a combination of the two. If any of these scenarios play out, the fund's holdings in corporates should provide a boost to relative performance.

Overall, we believe the fund is well positioned to withstand what is likely to be a more challenging environment for bonds in 2002.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 13,000 shares repurchased during the fourth quarter of 2001, representing 0.13% of the outstanding shares of the fund. Up to 13,000 shares may be repurchased during the first quarter of 2002.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. This Plan also allows you to make additional cash investments in fund shares. We recommend that you consider enrolling in the Plan to build your investments. Scudder Investments Service Company (formerly Kemper Service Company) is the fund's Plan Agent, and the Plan's features are described beginning on page 27 of this report.

Deutsche Bank Acquisition

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc., with the exception of Threadneedle Investments in the U.K. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002. Under the Investment Company Act of 1940, the transaction would constitute an assignment of the Management and Investment Advisory Agreement between the fund and Zurich Scudder Investments, Inc., resulting in the automatic termination of the agreement. Therefore, the Investment Manager intends to seek approval of a new agreement from the fund's stockholders at the annual meeting to be held on July 11, 2002.

Portfolio Management Team

Effective as of April 2001, Richard L. Vandenberg assumed new responsibilities with the Investment Manager and, accordingly, he no longer serves as a member of the fund's portfolio management team. Harry E. Resis and Robert S. Cessine continue to serve as the fund's lead portfolio manager and portfolio manager, respectively.

Change in Investment Policy

In order to comply with Rule 35d-1 under the Investment Company Act of 1940, the fund's Board of Directors has approved the following non-fundamental investment policy, to be effective July 31, 2002: "Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities." In accordance with the Rule, the fund's Board of Directors also adopted a policy to provide the fund's stockholders with at least 60 days' prior notice of any change to this investment policy. The fund's portfolio managers do not believe that the new investment policy will have a material impact on the manner in which the fund is managed.

Thank you for being a stockholder.

Sincerely,

/s/ Victor L. Hymes Victor L. Hymes President	/s/ Harry E. Resis, Jr. Harry E. Resis, Jr. Lead Portfolio Manager

/s/Robert S. Cessine Robert S. Cessine Portfolio Manager

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Investment Objectives

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Currently Effective:

Investment of your fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

Investment Policy Effective July 31, 2002:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.

Investment Portfolio as of December 31, 2001

	Principal Amount ($)	Value ($)
Corporate Bonds 64.4%
Communications 6.7%
AT&T Corp., 7.3%, 11/15/2011	1,575,000	1,618,423
Citizens Communications Co., 7.625%, 8/15/2008	1,925,000	1,968,561
Echostar DBS Corp., 9.125%, 1/15/2009	1,500,000	1,503,750
Nextel Communications, Inc.:
9.375%, 11/15/2009	1,245,000	983,550
9.5%, 2/1/2011	750,000	585,000
Qwest Capital Funding, 7.9%, 8/15/2010	2,150,000	2,190,119
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,000,000	1,990,836
Worldcom, Inc., 8.25%, 5/15/2031	2,150,000	2,267,025
		13,107,264
Construction 2.8%
Georgia Pacific Corp., 8.125%, 5/15/2011	1,900,000	1,861,639
Ryland Group, Inc., 9.75%, 9/1/2010	1,340,000	1,440,500
Weyerhaeuser Co., 5.95%, 11/1/2008	2,300,000	2,207,379
		5,509,518
Consumer Discretionary 6.7%
Federated Department Stores, 6.625%, 4/1/2011	2,000,000	1,965,300
Gap, Inc., 8.8%, 12/15/2008	310,000	271,244
International Game Technology, 8.375%, 5/15/2009	1,500,000	1,578,750
Kmart Corp., 9.875%, 6/15/2008	2,000,000	1,658,948
Mandalay Resort Group, 9.5%, 8/1/2008	2,000,000	2,095,000
Park Place Entertainment, Inc.:
8.125%, 5/15/2011	1,000,000	977,500
8.5%, 11/15/2006	2,500,000	2,598,010
Toys R Us, 7.625%, 8/1/2011	2,000,000	1,954,640
		13,099,392
Consumer Staples 1.5%
Coca-Cola Enterprises, Inc., 8.0%, 1/4/2005	1,000,000	1,094,090
Delhaize America, Inc., 8.125%, 4/15/2011	1,725,000	1,890,255
		2,984,345
Durables 1.4%
Lennar Corp., 9.95%, 5/1/2010	2,450,000	2,701,125
Energy 7.2%
Burlington Resources, Inc., 6.5%, 12/1/2011	800,000	780,496
Conoco Funding Co., 6.35%, 10/15/2011	1,225,000	1,240,790
Devon Financing Corp., 6.875%, 9/30/2011	1,025,000	998,986
Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004	2,000,000	2,195,660
Occidental Petroleum, 6.4%, 4/1/2013	1,000,000	1,022,450
Petroleum Geo-Services, 7.5%, 3/31/2007	2,000,000	1,892,800
Phillips Petroleum Co., 8.5%, 5/25/2005	2,000,000	2,201,780
Unocal Corp., 9.4%, 2/15/2011	3,000,000	3,504,630
Westport Resources Corp., 8.25%, 11/1/2011	270,000	272,700
		14,110,292
Financial 16.1%
BB&T Corp., 6.5%, 8/1/2011	575,000	581,452
Capital One Bank, 6.875%, 2/1/2006	1,550,000	1,509,375
Citigroup, Inc., 7.25%, 10/1/2010	2,500,000	2,681,575
Countrywide Home Loans, 5.5%, 8/1/2006	1,450,000	1,446,361
Erac USA Finance Co., 7.35%, 6/15/2008	1,975,000	1,982,150
ERP Operating LP Note, 7.57%, 8/15/2026	3,000,000	3,187,980
Federal National Mortgage Association: 5.25%, 6/15/2006	1,600,000	1,629,248
7%, 7/15/2005	3,325,000	3,604,500
FleetBoston Financial Corp., 7.25%, 9/15/2005	1,700,000	1,829,693
Ford Motor Credit Co., 7.25%, 10/25/2011	2,075,000	2,020,884
General Motors Acceptance Corp., 8.0%, 11/1/2031	2,750,000	2,782,148
GS Escrow Corp., 7.0%, 8/1/2003	3,000,000	3,037,320
Household Finance Corp., 6.5%, 1/24/2006	975,000	1,002,388
PNC Funding Corp., 5.75%, 8/1/2006	2,000,000	2,037,700
Wells Fargo & Co., 7.55%, 6/21/2010	2,000,000	2,190,700
		31,523,474
Manufacturing 4.1%
Dow Chemical Co., 7.0%, 8/15/2005	2,000,000	2,145,400
International Paper Co., 8.125%, 7/8/2005	1,800,000	1,935,162
Lyondell Chemical Co., 9.5%, 12/15/2008	2,000,000	1,980,000
Tyco International Group SA, 6.375%, 10/15/2011	2,000,000	1,956,400
		8,016,962
Media 7.7%
Adelphia Communications, 10.25%, 6/15/2011	2,000,000	1,994,994
Charter Communications Holdings LLC, 8.25%, 4/1/2007	2,000,000	1,922,500
Comcast Cable Communication, 7.125%, 6/15/2013	750,000	766,823
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	2,000,000	1,480,000
Cox Communications Inc., 7.5%, 8/15/2004	1,000,000	1,062,230
CSC Holdings, Inc., 7.875%, 12/15/2007	2,000,000	2,060,822
News America Holdings, Inc., 9.25%, 2/1/2013	700,000	804,342
News America, Inc., 7.25%, 5/18/2018	600,000	576,378
Paramount Communications, Inc., 7.5%, 7/15/2023	2,000,000	1,973,680
Time Warner, Inc., 9.125%, 1/15/2013	2,000,000	2,366,820
		15,008,589
Service Industries 2.5%
Avis Group Holdings, Inc., 11.0%, 5/1/2009	2,000,000	2,120,000
Waste Management, Inc., 8.0%, 4/30/2004	2,500,000	2,675,575
		4,795,575
Utilities 7.7%
AES Corp., 9.375%, 9/15/2010	1,000,000	900,000
American Electric Power, 6.125%, 5/15/2006	1,975,000	1,951,991
Cleveland Electric/Toledo Edison Co., 7.67%, 7/1/2004	2,000,000	2,130,460
DTE Energy Co., 6.45%, 6/1/2006	2,000,000	2,051,120
Keyspan Corp.:
6.15%, 6/1/2006	550,000	564,163
7.625%, 11/15/2010	1,825,000	1,981,841
NiSource Finance Corp., 7.875%, 11/15/2010	1,100,000	1,137,631
Pacificorp, 6.9%, 11/15/2011	1,300,000	1,300,936
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,091,265
Texas Eastern Transmission, 7.3%, 12/1/2010	1,850,000	1,947,569
		15,056,976
Total Corporate Bonds (Cost $123,534,768)		125,913,512
Foreign Bonds - U.S.$ Denominated 4.0%
Apache Finance Canada, 7.75%, 12/15/2029	2,000,000	2,202,600
British Sky Broadcasting, 6.875%, 2/23/2009	2,000,000	1,919,040
Province of Ontario, 5.5%, 10/1/2008	550,000	551,700
Province of Quebec, 7.0%, 1/30/2007	1,500,000	1,616,670
Royal Caribbean Cruises, 8.75%, 2/2/2011	2,000,000	1,555,796
Total Foreign Bonds - U.S.$ Denominated (Cost $7,816,714)		7,845,806

Asset Backed 2.1%
Automobile Receivables 0.4%
Capital Auto Receivables Assets Trust, Series A3, 6.46%, 1/15/2004	850,000	867,060
Credit Card Receivables 1.7%
Citibank Credit Card Issuance Trust, Series A1, 6.9%, 10/17/2007	1,025,000	1,097,244
MBNA Master Credit Card Trust, Series A, 6.9%, 1/15/2008	2,000,000	2,139,905
		3,237,149
Total Asset Backed (Cost $3,873,451)		4,104,209

U.S. Treasury Obligations 21.9%
U.S. Treasury Bond: 5.25%, 2/15/2029	4,100,000	3,838,625
5.375%, 2/15/2031	8,650,000	8,524,316
5.375%, 2/15/2031	2,000,000	1,970,940
U.S. Treasury Note: 3.5%, 11/15/2006	175,000	168,656
4.625%, 5/15/2006	8,775,000	8,894,252
5.0%, 8/15/2011	19,525,000	19,463,887
Total U.S. Treasury Obligations (Cost $44,779,077)		42,860,676

Collateralized Mortgage Obligations 1.3%
LB Commercial Conduit Mortgage Trust, Series C4, 6.21%, 10/15/2008 (Cost $2,341,699)	2,500,000	2,541,640
Federal National Mortgage Association 13.6%
Federal National Mortgage Association: 6.5%, 1/1/2017 (d)	13,000,000	13,274,690
7.0%, 1/1/2032 (d)	13,000,000	13,258,960
Total Federal National Mortgage Association (Cost $26,487,501)		26,533,650

Government National Mortgage Association 7.6%
Government National Mortgage Association, 7.0%, 1/1/2032 (d) (Cost $14,810,957)	14,500,000	14,839,735

Short-Term Note 6.4%
Federal Home Loan Bank, 1.47% (c), 1/2/2002 (Cost $12,499,490)	12,500,000	12,499,490

Repurchase Agreements 0.1%
State Street Repurchase Agreement, 1.62% to be repurchased at $154,014 on 1/2/2002 (b) (Cost $154,000)	154,000	154,000
Total Investment Portfolio - 121.4% (Cost $236,297,657) (a)		237,292,718
Other Assets and Liabilities, Net - (21.4%)		(41,813,734)
Net Assets - 100.0%		195,478,984

(a) The cost for federal income tax purposes was $236,841,900. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $450,818. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,134,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,683,471.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Annualized yield at time of purchase; not a coupon rate.
(d) Mortgage dollar roll.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (identified cost $236,297,657)	$ 237,292,718
Interest receivable	3,475,060
Total assets	240,767,778
Liabilities
Due to custodian bank	76,811
Payables for investments purchased - mortgage dollar roll	41,433,721
Deferred mortgage dollar roll income	54,234
Dividends payable	3,498,300
Accrued management fee	85,440
Other accrued expenses and payables	140,288
Total liabilities	45,288,794
Net assets, at value	$ 195,478,984
Net Assets
Net assets consist of: Undistributed net investment income	264,941
Net unrealized appreciation (depreciation) on investments	995,061
Accumulated net realized gain (loss)	(6,824,118)
Paid-in capital	201,043,100
Net assets, at value	$ 195,478,984
Net Asset Value per share ($195,478,984 / 10,289,119 shares of common stock outstanding, $.001 par value, 30,000,000 shares authorized)	$ 19.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 14,930,964
Expenses: Management and investment advisory fee	971,855
Services to shareholders	57,963
Custodian fees	4,428
Auditing	80,412
Legal	51,218
Directors' fees and expenses	75,534
Reports to shareholders	99,562
Other	68,396
Total expenses	1,409,368
Net investment income	13,521,596
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,599,535
Net unrealized appreciation (depreciation) during the period on investments	(570,016)
Net gain (loss) on investment transactions	2,029,519
Net increase (decrease) in net assets resulting from operations	$ 15,551,115

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income	$ 13,521,596	$ 13,918,489
Net realized gain (loss) on investment transactions	2,599,535	(5,333,407)
Net unrealized appreciation (depreciation) on investment transactions during the period	(570,016)	9,958,114
Net increase (decrease) in net assets resulting from operations	15,551,115	18,543,196
Dividends to shareholders from net investment income	(13,774,286)	(13,871,929)
Fund share transactions: Reinvestment of dividends from net investment income	970,667	722,791
Cost of shares repurchased	(733,274)	(949,645)
Net increase (decrease) in net assets from Fund share transactions	237,393	(226,854)
Increase (decrease) in net assets	2,014,222	4,444,413
Net assets at beginning of period	193,464,762	189,020,349
Net assets at end of period (including undistributed net investment income of $264,941 and $101,154, respectively)	$ 195,478,984	$ 193,464,762
Other Information
Shares outstanding at beginning of period	10,275,576	10,289,694
Shares issued to shareholders in reinvestment of dividends from net investment income	53,543	44,882
Shares repurchased	(40,000)	(59,000)
Net increase (decrease) in Fund shares	13,543	(14,118)
Shares outstanding at end of period	10,289,119	10,275,576

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 18.83	$ 18.37	$ 19.93	$ 20.29	$ 19.54
Income (loss) from investment operations: Income[b]	1.45	1.48	1.49	1.51	1.56
Operating expenses[b]	(.14)	(.13)	(.14)	(.14)	(.14)
Net investment income[b]	1.31	1.35	1.35	1.37	1.42
Net realized and unrealized gain (loss) on investment transactions	.20	.46	(1.55)	(.34)	.77
Total from investment operations	1.51	1.81	(.20)	1.03	2.19
Less distributions from: Net investment income	(1.34)	(1.35)	(1.36)	(1.37)	(1.44)
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	(1.34)	(1.35)	(1.36)	(1.39)	(1.44)
Net asset value, end of period	$ 19.00	$ 18.83	$ 18.37	$ 19.93	$ 20.29
Per share market value, end of period	$ 18.53	$ 17.38	$ 15.50	$ 19.75	$ 19.50
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	19.95	17.38	19.94	20.38	19.94
Low ($)	17.65	15.06	15.06	18.75	17.25
Total Return
Based on market value (%)[c]	14.57	21.65	(14.90)	8.74	21.15
Based on net asset value (%)[c]	8.49	11.21	(.05)	5.46	12.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	193	189	205	207
Ratio of expenses (%)	.71	.69	.70	.70	.71
Ratio of net investment income (%)	6.78	7.32	7.01	6.83	7.17
Portfolio turnover rate (%)	143.1[d]	131.1[d]	82.2[d]	49.8	162.2[d]

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rates including mortgage dollar roll transactions were 355.9%, 335.4%, 208.9% and 218.1%, for the periods ended December 31, 2001, December 31, 2000, December 31, 1999 and December 31, 1997, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Significant accounting policies are summarized as follows:

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $5,149,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,142,000) and December 31, 2008 ($4,007,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $1,131,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 319,175
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (5,149,000)
Unrealized appreciation (depreciation) on investments	$ 450,818

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 13,774,286

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Management and Investment Advisory Fee

Under the Fund's Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Fund agrees to pay the Advisor for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor. Accordingly, for the year ended December 31, 2001, the fees pursuant to the Agreement amounted to $971,855, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

C. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales (excluding direct U.S. government obligations, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $236,039,306 and $247,932,212, respectively. Purchases and sales of direct U.S. government obligations aggregated $89,223,835 and $85,842,206, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $483,696,698 and $483,038,093, respectively.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2001, the Fund purchased 40,000 shares of common stock on the open market at a total cost of $733,274. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 5.1%.

E. Change In Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $159,233 reduction in cost of securities and a corresponding $159,233 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $286,198, increase net unrealized appreciation by $183,501 and increase net realized gains by $102,697. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Montgomery Street Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 14, 2002	/s/ Ernst & Young LLP

Dividend Reinvestment and Cash Purchase Plan (Unaudited)

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. Scudder Investments Service Company is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Directors and Officers

The following table presents information about each Director of the fund as of December 31, 2001. Each Director's age is in parentheses after his or her name. The address of each Director is c/o Zurich Scudder Investments, Inc., 101 California Street, Suite 4100, San Francisco, California 94111. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor.

Non-Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
James C. Van Horne (66)
Director and Chairman	1985 to present	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University	1	United California Bank; EFTC Corp. (electronic manufacturing services); Bailard, Biehl & Kaiser Funds (2 registered investment companies)
John C. Atwater (40)
Director	1994 to present	President, Prime Property Capital, Inc. (real estate investment firm)	1	None
Richard J. Bradshaw (53)
Director	1991 to present	Executive Director, Cooley Godward LLP (law firm) (1997 to present); formerly, Executive Director, Orrick, Herrington & Sutcliffe (law firm) (1992-1997)	1	None
Maryellie K. Johnson (66)
Director	1989 to present	International shipping consultant; formerly, Director, London and Overseas Freighters, Ltd. (oil tanker operator) (1989-1998); prior thereto, Treasurer, Alexander and Baldwin, Inc. (shipping and property development) and Matson Navigation Company, Inc. (containerized freight service)	1	None
Wendell G. Van Auken (57)
Director	1994 to present	General Partner of several venture capital funds affiliated with Mayfield Fund	1	Advent Software (portfolio software company)

Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
John T. Packard* (68)
Director	April 2001 to present	Advisory Managing Director, Weiss, Peck & Greer LLC (broker dealer offering private investment management services) (February 2000 to present); Managing Director (1985-1998) and Advisory Managing Director (1999-2000) of Zurich Scudder Investments, Inc. and predecessors thereof; President of the fund (1988 to February 2000)	1	None

* Mr. Packard may be considered an "interested" Director, as defined in the Investment Company Act of 1940, as amended, by reason of his ownership of securities of the fund's investment manager, his affiliation with a registered broker-dealer, and his past relationships with the fund and the fund's investment manager.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Victor L. Hymes (44)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Judith A. Hannaway (48)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Harry E. Resis (56)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Maureen E. Kane (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Assistant Vice President of State Street Bank and Trust Company; Associate Staff Attorney of FMR Corp.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1988 to present	Managing Director, Zurich Scudder Investments, Inc.
John R. Hebble (43)
Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.

General Information

Investment Manager	Zurich Scudder Investments, Inc. 101 California Street, Suite 4100 San Francisco, CA 94111
Transfer Agent	Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin Three Embarcadero Center Seventh Floor San Francisco, CA 94111
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116